The New Germany Fund, Inc. [LOGO]

                              AN IMPORTANT REMINDER
                             PLEASE DO NOT DISREGARD

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                           YOUR VOTE IS IMPORTANT AND
              MAY IMPACT THE FUTURE OF YOUR INVESTMENT IN THE FUND

Dear Stockholder:

      The Annual Meeting of Stockholders of The New Germany Fund, Inc. is scheduled to be held on June 20, 2006. We recently mailed you a proxy statement and proxy card for your vote on a number of important proposals.

      According to our latest records, your vote for this meeting has not been returned. Regardless of the number of shares you may own, it is very important that they be represented at this meeting.

      Your shares will not be voted unless you sign, date and mail the enclosed proxy card in the postage-paid envelope provided. Alternatively, please refer to the proxy card for instructions on voting your shares using the Internet or telephone. Please vote today no matter how many or how few shares you own.

      Thank you for your support.

      IF YOU HAVE RECENTLY RETURNED YOUR PROXY CARD, PLEASE ACCEPT OUR APPRECIATION AND DISREGARD THIS REMINDER.

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       If you have any questions or need assistance in voting your shares, please call our proxy solicitor:

                            The Altman Group [LOGO]

                            Toll-free at 800.884.5101
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